SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934
Date of Report (Date of earliest event reported):
January 2, 2008
SPARTECH CORPORATION
(Exact name of registrant as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation)

1-5911	43-0761773

(Commission File Number)	(IRS Employer Identification No.)

120 South Central Avenue, Suite 1700, Clayton, Missouri	63105

(Address of principal executive offices)	(Zip Code)
(314) 721-4242
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Press Release
Offer Letter
Press Release

SPARTECH CORPORATION
FORM 8-K

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
5.02(c)
1. On January 3, 2008 the Company announced that on January 2, 2008 its Board of Directors had appointed Myles S. Odaniell, age 48, as President and Chief Executive Officer of the Company, effective immediately. From 2003 to 2006 Mr. Odaniell was Executive Vice President, Plastics and Petroleum, of Chemtura Corporation (formerly Crompton Corporation); from 2005 to 2006 he was also Chemtura’s Executive Vice President, Performance Chemicals. From 1999 to 2002, Mr. Odaniell was President, Coatings and Performance Chemicals, of Cytec Industries, Inc. (formerly American Cyanamid) and President, Cytec, Latin America. Further information is provided in the Press Release attached hereto as Exhibit 99.1.
In conjunction with Mr. Odaniell’s appointment as President and CEO, the Compensation Committee of the Board approved the compensation arrangements with Mr. Odaniell described in the letter attached hereto as Exhibit 99.2 and incorporated herein by reference.
2. On January 2, 2008, the Company’s Board of Directors also reappointed Randy C. Martin, Executive Vice President and Chief Financial Officer of the Company, as the Company’s Principal Accounting Officer in addition to his other responsibilities. Mr. Martin previously served as Principal Accounting Officer but had temporarily relinquished that position to Michael G. Marcely, Corporate Controller of the Company, during Mr. Martin’s tenure as interim Chief Executive Officer.
5.02(d)
On January 2, 2008, in conjunction with its appointment of Myles S. Odaniell as President and Chief Executive Officer of the Company, the Board of Directors elected Mr. Odaniell as a Class B director of the Company, effective immediately. Mr. Odaniell will not qualify as an independent director and therefore will not serve on any Board committees. Mr. Odaniell will not receive compensation for his service as a director; however, he is entering into numerous compensatory and other arrangements in connection with his appointment as President and CEO, as described above and in Exhibit 99.2 hereto.
Item 8.01. Other Events.
On January 2, 2008 the Company’s Board of Directors appointed Ralph B. Andy, a member of the Board since 1998, as Chairman of the Board, effective immediately. Mr. Andy replaces as Chairman Jackson W. Robinson, who will remain on the Board. A copy of the related Press Release is attached as Exhibit 99.3.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit
Number	Description
99.1	Press Release, January 3, 2008, “Spartech Names Myles Odaniell President, CEO; 25 Year Industry Veteran.”

99.2	Offer letter from Spartech Corporation to Myles S. Odaniell dated December 20, 2007.

99.3	Press Release, January 2, 2008, “Spartech Elects Ralph B. Andy Chairman of Board.”

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPARTECH CORPORATION

Date January 3, 2008	By	/s/ JEFFREY D. FISHER Jeffrey D. Fisher
Senior Vice President, General Counsel and Secretary